SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                 FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): January 18, 2001
                           Ursus Telecom Corporation
          (Exact name of registrant as specified in its charter)


      Florida                         0-29674                   65-0398306
(State or Other Jurisdiction        (Commission               (IRS Employer
of Incorporation or Organization     File Number)          Identification No.)


        440 Sawgrass Corporate Parkway, Suite 112, Sunrise, Florida 33325
                     (Address of Principal Executive Offices)

         Registrant's telephone number, including area code (954-846-7887)



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ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

     On January 18, 2001, Jeffrey R. Chaskin tendered his resignation as a director of Ursus Telecom Corporation (the "Company") effective immediately.


ITEM 7. FINANCIAL STATEMENTS; PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)    Exhibits

            99.1   Company Statement, dated January 24, 2001
            99.1   Letter of Resignation
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                               SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    URSUS TELECOM CORPORATION


                                  By: Steven L. Relis
                                     --------------------------
                                      Steven L. Relis
                                      Chief Accounting Officer
                                      and authorized officer of registrant


Dated: January 24, 2001